             INCORPORATED UNDER THE LAWS OF THE STATE OF DELAWARE


                 [LOGO OF PRIVATEBANCORP INC. APPEARS HERE]

                                                            SEE REVERSE SIDE FOR
                                                            CERTAIN DEFINITIONS

                                                             -------------------
                                                              CUSIP 742962 10 3
                                                             -------------------




THIS CERTIFIES THAT









          FULL PAID AND NON-ASSESSABLE SHARES OF THE COMMON STOCK OF
       ______________________                      ______________________
_____________________________ PRIVATEBANCORP, INC. _____________________________
       ______________________                      ______________________

transferable on the books of the Corporation in person or by duly authorized Attorney upon surrender of this Certificate properly endorsed.

IN WITNESS WHEREOF, the said Corporation has caused this Certificate to be signed by its duly authorized officers and sealed with the Seal of the Corporation.

Dated:


     /s/ Donald A. Roubitchek                          /s/ R. B. Marshall
              SECRETARY                                      CHAIRMAN


Countersigned:
  ILLINOIS STOCK TRANSFER COMPANY,
     Transfer Agent


                                   By
                                                  Authorized Officer

The Shares represented by this Certificate are transferable, at the offices of
              Illinois Stock Transfer Company, Chicago, Illinois.

or regulations

TEN COM - as tenants in common                              UNIF TRANSFER MIN ACT - _________ Custodian _________
TEN ENT - as tenants by the entireties                                                (Cust)             (Minor)
JT TEN  - as joint tenants with right of                                          under Uniform Gifts to Minor Act
          survivorship and not as tenants in common
                                                                                    _____________________________
                                                                                               (State)



    Additional abbreviations may also be used though not in the above list.
--------------------------------------------------------------------------------

For value received _______________________ hereby sell, assign and transfer unto

________________________________________________________________________________
 TAXPAYER IDENTIFICATION NUMBER    PLEASE PRINT OR TYPE -
                                   NAME AND ADDRESS OF ASSIGNEE

________________________________________________________________________________
                                                                          SHARES

________________________________________________________________________


________________________________________________________________________________

================================================================================
 TAXPAYER IDENTIFICATION NUMBER    PLEASE PRINT OR TYPE -
                                   NAME AND ADDRESS OF ASSIGNEE

________________________________________________________________________________
                                                                          SHARES

________________________________________________________________________


================================================================================

of the common stock evidenced by this Certificate, and do hereby irrevocably constitute and appoint

____________________________________________________________________ Attorney to
transfer the said stock on the books of the Corporation, with full power of substitution in the premises.


Dated ________________________   19 __  ________________________________________
                                                  Signature(s)

                                        ________________________________________
                                                  Signature(s)

                                        NOTICE: THE SIGNATURE TO THIS
                                        ASSIGNMENT MUST CORRESPOND WITH THE
                                        NAME OF THE STOCKHOLDER(S) AS WRITTEN
                                        UPON THE FACE OF THE CERTIFICATE IN
                                        EVERY PARTICULAR, WITHOUT ALTERATION OR
                                        ENLARGEMENT OR ANY CHANGE WHATEVER.


     IMPORTANT
     ---------
                                         _______________________________________
A NOTARY SEAL IS NOT ACCEPTABLE.           Medallion Signature(s) guarantee:
THE SIGNATURE(S) MUST BE GUARANTEED
BY AN ELIGIBLE GUARANTOR INSTITUTION
SUCH AS A COMMERCIAL BANK, TRUST
COMPANY, SAVINGS AND LOAN, CREDIT
UNION OR BROKER.